EXHIBIT 99.1

                                             CONTACT:  Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       170 Crossways Park Drive
                                                       Woodbury, New York 11797
                                                       (516) 677-7226


 COMVERSE TECHNOLOGY SECOND QUARTER FISCAL 2004 RESULTS: SALES OF $233,427,000,
        UP 24% YEAR-OVER-YEAR; GAAP EARNINGS PER DILUTED SHARE OF $0.06,
                  PRO FORMA EARNINGS PER DILUTED SHARE OF $0.07


WOODBURY, NY, September 8, 2004 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $233,427,000 for the second quarter of fiscal year 2004, ended July 31, 2004, an increase of 23.9% compared to sales of $188,468,000 for the second quarter of fiscal year 2003, ended July 31, 2003. Net income on a generally accepted accounting principles ("GAAP") basis for the second quarter of fiscal 2004 was $13,327,000, ($0.06 per diluted share) compared to a net loss of $1,058,000 ($0.01 per share) for the second quarter of fiscal 2003. Net income on a pro forma basis was $13,725,000 ($0.07 per diluted share) in the second quarter of fiscal 2004 compared to a pro forma net loss of $6,132,000 ($0.03 per share) in the second quarter of fiscal 2003. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our three major operating units increased its profitability and achieved both sequential and year-over-year revenue growth in the second quarter. Comverse, our network systems division, saw activity in solutions enabling a broad range of telecommunications applications, including call answering and call completion services, advanced messaging and other data applications such as wireless content delivery, and real-time prepaid billing. Our Verint Systems unit continued to expand its activities providing actionable intelligence for security and surveillance, and business intelligence applications. Our Ulticom division saw demand for its service enabling software across several application areas, including prepaid billing for wireless voice and data services, and IP softswitching."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,186,761,000, working capital of $2,128,473,000, total assets of $2,801,539,000 and stockholders' equity of $1,719,138,000.

Comverse Technology Second Quarter Results
September 8, 2004
Page Two

Financial highlights at and for the six and three month periods ended July 31, 2004 and prior year comparisons are as follows:


---------------------------------------------------------------------------------------------------------------------
                            CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
                                (In thousands, except per share data)
---------------------------------------------------------------------------------------------------------------------
                                                   Six Months Ended                     Three Months Ended
                                                      (unaudited)                           (unaudited)
----------------------------------------- ------------------ ----------------- ------------------- ------------------
                                                 July 31,          July 31,            July 31,           July 31,
                                                   2003             2004                 2003               2004
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Sales                                            $ 369,020         $ 454,822           $ 188,468          $ 233,427
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Cost of sales                                      161,697           182,716              81,324             93,124
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Research and development, net                      108,292           112,069              53,804             56,527
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Selling, general and administrative                125,065           140,002              62,993             71,507
----------------------------------------- ------------------ ----------------- ------------------- ------------------
In-process research and development
and other acquisition-related charges                    -             4,635                   -                  -
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Workforce reduction, restructuring and
impairment charges (credits)                          (233)              164                (233)              (534)
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Income (loss) from operations                      (25,801)           15,236              (9,420)            12,803
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Interest and other income, net                      25,054            15,429              11,718              7,784
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Income (loss) before income tax
provision, minority interest and
equity in the earnings (losses) of
affiliates                                            (747)           30,665               2,298             20,587
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Income tax provision                                 4,206             5,160               2,226              3,668
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Minority interest and equity in the
earnings (losses) of affiliates                     (1,924)           (5,177)             (1,130)            (3,592)
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Net income (loss)                                $  (6,877)        $  20,328           $  (1,058)         $  13,327
----------------------------------------- ------------------ ----------------- ------------------- ------------------

----------------------------------------- ------------------ ----------------- ------------------- ------------------
Earnings (loss) per share:
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Diluted (1)                                      $   (0.04)        $    0.10           $   (0.01)          $   0.06
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Basic                                            $   (0.04)        $    0.10           $   (0.01)          $   0.07
----------------------------------------- ------------------ ----------------- ------------------- ------------------

----------------------------------------- ------------------ ----------------- ------------------- ------------------
Weighted average shares:
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Diluted                                            188,531           201,773             188,844            201,817
----------------------------------------- ------------------ ----------------- ------------------- ------------------
Basic                                              188,531           195,136             188,844            195,467
----------------------------------------- ------------------ ----------------- ------------------- ------------------

(1) Net income for purposes of calculating diluted earnings per share includes the dilutive effects of subsidiary options of approximately $394 and $243 for the six and three month periods ended July 31, 2004, respectively.

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.


                                     -more-

COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
September 8, 2004
Page Three


--------------------------------------------------------------------------------------------------------------------
                                       PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                              (In thousands, except per share data)
------------------------------------------------ ---------------------------------- --------------------------------
                                                         Six Months Ended                 Three Months Ended
                                                            (unaudited)                       (unaudited)
------------------------------------------------ ---------------------------------- --------------------------------
                                                       July 31,          July 31,        July 31,         July 31,
                                                         2003              2004            2003             2004
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Sales                                                  $ 369,020        $ 454,822       $ 188,468        $ 233,427
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Cost of sales                                            161,697          182,150          81,324           92,713
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Research and development, net                            108,292          112,069          53,804           56,527
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Selling, general and administrative                      125,065          138,296          62,993           70,567
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income (loss) from operations                            (26,034)          22,307          (9,653)          13,620
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Interest and other income, net                            18,447           15,088           6,877            7,687
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income (loss) before income tax provision,
minority interest and equity in the earnings
(losses) of affiliates                                    (7,587)          37,395          (2,776)          21,307
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income tax provision                                       4,206            5,872           2,226            3,733
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Minority interest and equity in the earnings
(losses) of affiliates                                    (1,924)          (7,191)         (1,130)          (3,849)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Pro forma net income (loss)                            $ (13,717)       $  24,332       $  (6,132)       $  13,725
------------------------------------------------ ----------------- ---------------- --------------- ----------------

------------------------------------------------ ----------------- ---------------- --------------- ----------------
Pro forma earnings (loss) per share:
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Diluted                                                $   (0.07)       $    0.12       $   (0.03)       $    0.07
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Basic                                                  $   (0.07)       $    0.12       $   (0.03)       $    0.07
------------------------------------------------ ----------------- ---------------- --------------- ----------------

------------------------------------------------ ----------------- ---------------- --------------- ----------------
Weighted average shares:
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Diluted                                                  188,531          201,773         188,844          201,817
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Basic                                                    188,531          195,136         188,844          195,467
--------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GAAP BASIS NET INCOME (LOSS) TO PRO FORMA BASIS NET INCOME (LOSS):

------------------------------------------------ ----------------- ---------------- --------------- ----------------
GAAP basis net income (loss)                           $  (6,877)       $  20,328       $  (1,058)       $  13,327
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Adjustments:
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Amortization of acquisition-related
intangibles                                                    -            1,408               -              918
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Amortization of deferred stock-based
compensation                                                   -              864               -              433
------------------------------------------------ ----------------- ---------------- --------------- ----------------
In-process research and development and other
acquisition-related charges                                    -            4,635               -                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Workforce reduction, restructuring and
impairment charges (credits)                                (233)             164            (233)            (534)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Write-down of investments                                  2,607                -           1,564                -
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Gain on extinguishment of debt                            (9,214)            (341)         (6,405)             (97)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Income tax provision                                           -             (712)              -              (65)
------------------------------------------------ ----------------- ---------------- --------------- ----------------
Minority interest effect of GAAP to pro forma
basis adjustments                                              -           (2,014)              -             (257)
------------------------------------------------ ----------------- ---------------- --------------- ----------------

------------------------------------------------ ----------------- ---------------- --------------- ----------------
Pro forma basis net income (loss)                      $ (13,717)       $  24,332       $  (6,132)       $  13,725
------------------------------------------------ ----------------- ---------------- --------------- ----------------

                                     -more-

COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
September 8, 2004
Page Four


-----------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                 (In thousands)

 Balance Sheet Data:
-----------------------------------------------------------------------------------------------------

                                                                   ----------------------------------
                                                                      January 31,       July 31,
                                                                         2004             2004
ASSETS                                                                                (unaudited)
------                                                             ----------------------------------
-----------------------------------------------------------------------------------------------------
CURRENT ASSETS:
-----------------------------------------------------------------------------------------------------
     Cash and cash equivalents                                         $ 1,530,995       $ 1,808,641
--------------------------------------------------------------------   ------------      ------------
     Bank time deposits and short-term investments                         667,504           378,120
--------------------------------------------------------------------   ------------      ------------
     Accounts receivable, net                                              158,236           197,830
--------------------------------------------------------------------   ------------      ------------
     Inventories                                                            54,751            66,691
--------------------------------------------------------------------   ------------      ------------
     Prepaid expenses and other current assets                              50,798            54,898
--------------------------------------------------------------------   ------------      ------------
TOTAL CURRENT ASSETS                                                     2,462,284         2,506,180
--------------------------------------------------------------------   ------------      ------------
PROPERTY AND EQUIPMENT, net                                                125,023           124,222
--------------------------------------------------------------------   ------------      ------------
OTHER ASSETS                                                               140,735           171,137
--------------------------------------------------------------------   ------------      ------------
TOTAL ASSETS                                                           $ 2,728,042       $ 2,801,539
--------------------------------------------------------------------   ------------      ------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

-----------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
-----------------------------------------------------------------------------------------------------
     Accounts payable and accrued expenses                               $ 229,296         $ 269,304
--------------------------------------------------------------------   ------------      ------------
     Bank loans and other debt                                               2,649             8,827
--------------------------------------------------------------------   ------------      ------------
     Advance payments from customers                                        89,062            99,576
--------------------------------------------------------------------   ------------      ------------
TOTAL CURRENT LIABILITIES                                                  321,007           377,707
--------------------------------------------------------------------   ------------      ------------
CONVERTIBLE DEBT                                                           544,723           507,253
--------------------------------------------------------------------   ------------      ------------
OTHER LIABILITIES                                                           28,288            19,261
--------------------------------------------------------------------   ------------      ------------
TOTAL LIABILITIES                                                          894,018           904,221
--------------------------------------------------------------------   ------------      ------------
MINORITY INTEREST                                                          161,478           178,180
--------------------------------------------------------------------   ------------      ------------
STOCKHOLDERS' EQUITY                                                     1,672,546         1,719,138
--------------------------------------------------------------------   ------------      ------------
TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                                                 $ 2,728,042       $ 2,801,539
--------------------------------------------------------------------   ------------      ------------


COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
September 8, 2004
Page Five

CONFERENCE CALL INFORMATION

A conference call to discuss the Company's results will be conducted Wednesday, September 8, 2004, at 5:15 pm EDT. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 9783995. A live webcast can be accessed at cmvt.com. The webcast will be available for replay for seven days.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT) is the world's leading provider of software and systems enabling network-based multimedia enhanced communications services. More than 400 wireless and wireline telecommunications network operators, in more than 100 countries, have selected Comverse's enhanced services systems and software, which enable the provision of revenue-generating value-added services including call answering with one-touch call return, short messaging services, IP-based unified messaging (voice, fax, and email in a single mailbox), 2.5G/3G multimedia messaging (MMS), wireless instant messaging, wireless information and entertainment services, voice-controlled dialing, messaging and browsing, prepaid wireless services, and additional personal communication services. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling network software for wireless, wireline, and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index Company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange


                                     -more-

COMVERSE TECHNOLOGY SECOND QUARTER RESULTS
September 8, 2004
Page Six

Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

                                       ###